Exhibit 99.1

PAGE 1 Corporate Presentation Corporate Presentation September 5, 2019 Delivering quantum - enabled applications ready for the latest and greatest pragmatic quantum computers

PAGE 2 Corporate Presentation Safe Harbor Statements in this presentation that are not descriptions of historical facts are forward - looking statements relating to future events, and as such all forward - looking statements are made pursuant to the Securities Litigation Reform Act of 1995. Statements may contain certain forward - looking statements pertaining to future anticipated or projected plans, performance and developments, as well as other statements relating to future operations and results. Any statements in this presentation that are not statements of historical fact may be considered to be forward - looking statements. Words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” “intends,” “goal,” “objective,” “seek,” “attempt,” “should,” “projects,” or variations of these or similar words, identify forward - looking statements. These forward - looking statements by their nature are estimates of future results only and involve substantial risks and uncertainties, including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, development of new products, successful completion of the Company’s proposed restructuring, the impact of competitive products or pricing, technological changes, the effect of economic conditions and other uncertainties detailed from time to time in our reports filed with the Securities and Exchange Commission. This presentation does not constitute an offer or a solicitation to sell securities. There can be no assurance that our actual results will not differ materially from expectations and other factors more fully described in our public filings with the U.S. Securities and Exchange Commission, which can be reviewed at www.sec.gov .

PAGE 3 Corporate Presentation Quantum Computing Inc. Overview We are developing quantum - inspired and quantum - enabled computing applications targeting finance, healthcare, and data analysis . Highly Disruptive Technology Development and decisions are driven by experts in supercomputing, quantum applications development and enterprise product development . World Class Team The market for our products is forecasted to be $10 Billion by 2024 1 , potentially growing to $50 Billion by 2030. 2 Large Addressable Market Revenue generating opportunities with quantum - enabled applications & strategic partnerships with leading tech and financial services companies . Near Term Catalysts 1 – Homeland Security Research report: «Quantum Computing Market & Technologies — 2018 - 2024», (January 2018) 2 - BCG : « The Coming Quantum Leap in Computing », ( Ma y 2018)

PAGE 4 Corporate Presentation Quantum Computing Market Opportunity: >$10 Billion 1 - Estimated Global Cyber Security Market in 2021. https://www.marketsandmarkets.com/PressReleases/cyber - security.asp 2 - Homeland Security Research report: «Quantum Computing Market & Technologies — 2018 - 2024», (January 2018) Quantum computers will eventually transform computing. Exploiting early, immature quantum computers will likely lead to hybrid computing models that will advance quantum computing’s [economic] impact by several years.

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Leadership Team



Robert Liscouski
President & CEO

- Former President & CEO of Implant Sciences (sold for $118M)
- First Assistant Secretary for Infrastructure Protection at the Department of Homeland Security
- MPA- Kennedy School of Government, Harvard University



Chris Roberts
CFO

- Former CFO of Systems Made Simple (acquired by Lockheed Martin) and CFO of Integral Systems (acquired by Kratos Defense)
- BS (EE) and MBA from Massachusetts Institute of Technology (MIT)
- JD from University of Virginia Law School



Michael Booth
CTO

- Former VP of Applications and Software at Cray Research and Silicon Graphics Inc.
- Most recently served on the Customer applications division at D-Wave Systems, co-developed qbSolv



Steve Reinhardt
VP, Product Development

- Former Project Director for Cray T3E and SGI Altix UV at Cray Research / SGI
- Most recently led Customer Applications group at D-Wave Systems
- Respected for leading teams that bring bleeding-edge compute systems into production use



Mark Wainger
Director, App Development

-Co-founder of Global Advanced Technology Corporation, delivered first PC-based fixed income analytics system (acquired by BARRA)

-Former Technical Director of Fixed Income at BARRA

-35 years of experience in financial and scientific applications development

Quantum COMPUTING, INC.
Corporate Presentation

PAGE 6 Corporate Presentation Advisory Board - Managing Director at Blackrock (Portfolio Management, Office of Fixed Income CIO) MBA in Statistics - Operations, BS in Finance and Information Systems Stern School of Business at New York University Yury Geyman - Former Senior Executive at the National Security Agency (NSA) - Positions include: NSA Deputy Chief of Staff, Acting Director of Research, Director Information and Infrastructure Assurance at the Pentagon Richard Schaeffer, Jr. - Principal Investigator at the Center on Cyber - physical Systems, Khalifa University - First user of quantum annealing technology to study financial asset allocation in the United Arab Emirates Faisal Shah Khan - Former Director at Bank of America, Development manager on Real - Time Risk Management - Former Managing Director Citadel Investment Group - Artificial Intelligence Project Lead for IBM John Ragalis - Head of Innovation at TokenEx - Former CTO at Atlantic BT Security Solutions - Former CTO and Founder of Protegrity - 20 years of work at IBM in software development and research Ulf Mattsson

Computing (Quantum) Hardware Landscape

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Current	Quantum COMPUTING INC.	+5-7 years	+10 years
Current Generation GPU/CPU	Next-gen "Bridge" Digital Annealers	True Transition Quantum Annealers	Mature Quantum (Gate-Model/Topological/TBD)

Current Generation
GPU/CPU

- Quickly approaching limits of Moore's law due to quantum effects at increasingly smaller transistor sizes
- Well-established driver of computing performance
- General Purpose, can be readily used for most applications and problems
- Incapable of solving certain types of problems that exhibit large variable expansion/dimensionality

Next-gen "Bridge"
Digital Annealers

- A viable near-term semiconductor "bridge" to solving problems well suited for quantum annealers and Gate-model computers
- Capable of quickly solving combinatorial optimization problems too difficult for CPU/GPUs
- Near-term performance benefit does not require large cooling equipment and active maintenance

True Transition
Quantum Annealers

- Can quickly approach optimal or very-near optimal answers for combinatorial optimization problems
- Validated to be effective for a large selection of problems
- Technological advances required to get quantum annealers to be real-world problem ready
- Progress is accelerating as awareness around quantum computing builds

Mature Quantum
(Gate-Model/Topological/TBD)

- "True" Quantum Computers capable of executing algorithms such as Shor's (prime factorization) and Grover's (search)
- Extremely sensitive to noise, decoherence is a significant problem
- Profound breakthroughs must be made to develop robust real-world capable quantum computers
- Technology mature enough to sustain an ecosystem of applications

Quantum COMPUTING INC.
Corporate Presentation

PAGE 8 Corporate Presentation Computing Hardware Expected Performance Roadmap • The technology underlying quantum and quantum - inspired hardware architectures determines the time to maturity. • As “quantum - ness” increases, so does R&D cost and time - to - market. • A direct consequence is that differentiated performance from quantum computing will emerge in a step like fashion as technological bottlenecks are broken.

PAGE 9 Corporate Presentation Our Estimated Earliest Performance Impact by QCs on Real - World Problems 2020 2030 2032 2028 2024 D - Wave Pegasus++ Non - error - corrected gate - model QC Error - corrected gate - model QC

PAGE 10 Corporate Presentation Business Model • We believe application development that can leverage quantum hardware as soon as it can demonstrate differentiated performance is a less - capital intensive and faster way of exploiting the performance of quantum computer hardware architectures. • We intend on delivering true quantum - enabled applications capable of seamlessly transitioning to the latest and greatest real - world ready quantum hardware. • We believe there is significant value in this “hardware - agnostic” approach from both a development standpoint and to our end - users, eliminating the risk of wasted infrastructure spend on obsolete hardware.

PAGE 11 Corporate Presentation Early Quantum Computing Applications  Discrete combinatorial optimization: traffic - flow optimization, logistics (factory floor), asset allocation, scheduling, internet advertising, cybersecurity, graph analysis  Machine learning (i.e., sampling): predictive health analytics  Material science: electronic structure, material simulation, quantum simulations Figure due to Matthew Versaggi, “Quantum Computing” presentation, 2019 July 10.

PAGE 12 Corporate Presentation Our Lead Quantum - Enabled Application – Financial Optimization • Computational optimization is foundational in financial tasks such as risk management, investment selection, and derivatives creation. • Effective adoption of advances in emerging quantum - hardware can quickly translate into a distinct competitive advantage in this fast - paced landscape. • Increased optimization capabilities demonstrated by near - term quantum hardware can solve larger problems faster, leading to unprecedented insight for the end - user. • We intend on launching our first application for use in the finance industry in Q3 2019. 10,000 Hedge Funds Globally 1 $80 trillion Global Assets Under Management 2 $1 Billion + Market Opportunity 1 – Hedge Fund Research report: «HFR Global Hedge Fund Industry Report», (First Quarter 2019) 2 - Reuters: «Global assets under management hit all - time high above $80 trillion», (October 2017 )

PAGE 13 Corporate Presentation Future Application Areas We believe the following areas represent exciting verticals for Quantum Computing Given enough, but inconclusive data, can we predict what disease a patient is at risk for? Can we predict what treatment they would respond positively to? Predictive Analytics Can quantum computing be applied to optimize day to day business practices? How much money could businesses save through optimal practices? Logistics Can quantum computing enable responses to threats in real - time? Can it bring about a safer, more secure future? Anomaly Detection Healthcare Can quantum computers improve key elements of healthcare such as drug discovery, development, and policy creation?

PAGE 14 Corporate Presentation Investment Highlights WORLD - CLASS LEADERSHIP TEAM Executives with proven backgrounds in developing and growing products in financial technology and supercomputing. SUBSTANTIAL ADDRESSABLE MARKETS Differentiated performance from emerging quantum technology can disrupt and improve nearly all aspects of industry and could greatly accelerate certain types of research . DIFFERENTIATED BUSINESS MODEL We believe we are the only quantum computing company with a business model mitigating obsolescence and migration risk associated with rapidly improving technology . POSITIONED FOR THE FUTURE We are the first public pure play quantum computing software company with our goal to uplist to NASDAQ in 2020. It is expected that quantum computers will eventually transform computing . Exploiting early, immature quantum computers will likely lead to hybrid computing models that will advance quantum computing’s impact by several years . Quantum Computing Inc . intends to lead this advancement by demonstrating real - world impact over the following year .

PAGE 15 Corporate Presentation Contacts Robert Liscouski - President & CEO rlisk@quantumcomputinginc.com Chris Roberts - CFO croberts@quantumcomputinginc.com www.quantumcomputinginc.com